Exhibit 10.56
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***]
AMENDMENT NUMBER 17
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION
This Amendment Number 17 ("Amendment''), entered into effective as of April 1, 2019 ("Amendment 17 Effective Date"), by and between Amgen Inc. ("Amgen") and lnsulet Corporation ("Insulet") amends the Agreement (defined below).

RECITALS

A.Amgen and Insulet entered into that certain agreement titled "Supply Agreement" effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the "Agreement").

B.Amgen and Insulet desire, and are willing, to amend the Agreement to modify certain terms related to business continuity and manufacturing resiliency related to the manufacture and supply of the Customized Insulet Device, all as set forth herein.

NOW, THEREFORE, in consideration of the Parties respective promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:

1.DEFINITIONS

1.1Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and tlie defined terms of the Agreement, the definitions set forth in this Amendment shall control.

2.AMENDMENTS TO THE AGREEMENT

2.1Section 2.1.l{v). Section 2.1.1(v) of the Agreement is hereby amended by replacing the reference to June 17, 2018 with April 30, 2019.

2.2Section 3. l.2(ii)(a). Section 3. l.2(ii)(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

"[***]."
Confidential

Contract Number CW2l 46852
Amendment Number 17
3.CONCLUSION

This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document, binding on the Parties notwithstanding that each of the Parties may have signed different counterparts. A facsimile transmission or PDF of this Amendment bearing a signature on behalf of a Party shall be legal and binding on such Party. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 17 Effective Date.

INSULET CORPORATION		AMGEN Inc
By:	/s/ Charles Alpuche	By:	/s/ [***]
Date:	April 1, 2019	Date:	May 2, 2019
Name:	Charles Alpuche	Name:	[***]
Title:	EVP & Chief Operations Officer	Title:	Global Category Senior Manager, Global Strategic Sourcing

Confidential